Business Acquisition	12 Months Ended
Dec. 31, 2015
Business Acquisition

3. BUSINESS ACQUISITION

On July 1, 2015, the Company completed its acquisition of Shannon Systems, China’s leading enterprise-class PCIe SSD company based in Shanghai, China. In exchange for 100% of outstanding shares of common stock of Shannon Systems, the Company issued 1,560 thousand ordinary shares with fair value of US$7,640 thousand and paid approximately US$37,925 thousand in cash. The value of the 1,560 thousand ordinary shares issued was determined based on the average market price of the Company’s ordinary shares over the 20-day period before the terms of the acquisition were agreed to and announced. In 2015, the Company incurred US$359 thousand of acquisition costs which comprise primarily of transaction fees and direct acquisition costs, including legal, accounting, and other professional fees. These costs are included in the line item of “operating expenses - general and administrative” on the consolidated statements of income. The acquisition will expand the Company’s portfolio of embedded storage products.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition:

US$
Cash and cash equivalents	1,903
Accounts receivable, net	946
Inventories	2,624
Other current assets	289
Property and equipment	71
Goodwill	33,204
Identifiable intangible assets	8,381
Accounts payable	(644)
Accrued expenses and other current liabilities	(1,209)

Net assets acquired	45,565

As of December 31, 2015, of the cash consideration of approximately US$37,925 thousand, US$5,735 thousand has not been paid to the former shareholders of Shannon Systems as of December 31, 2015 and are included in other long-term liabilities on the consolidated balance sheets.

The excess of the purchase price over the fair value of the net tangible assets acquired has been reflected as identifiable intangible assets. The identifiable intangible assets and respective useful lives are as follows:

	US$	Useful Life
Developed technology	3,789	3.5
In-process research and development (“IPR&D”)	4,592	indefinite

Total identifiable intangible assets	8,381

Developed technology represented the existing know-how in enterprise-class PCIe SSD including all the developed and in-process products for the Shannon Systems business.

The estimated fair value of IPR&D was defined as research and development projects related to enterprise-class PCIe SSDs in-process at the time of the transaction that had not demonstrated their technological feasibility and that do not have an alternative future use.

Goodwill represents the excess of the purchase price over the estimated fair values of the net tangible and intangible assets. The factors that contributed to the recognition of goodwill primarily relate to expansion into new product areas and potential synergies created from combined capabilities, and goodwill is not expected to be deductible for tax purposes.

The results of Shannon Systems since the acquisition date included on the consolidated statement of income for the year ended December 31, 2015 were as follows:

US$
Net sales	9,049
Net income	421

The operating results of Shannon Systems have been included in the Company’s operations beginning July 1, 2015. The following unaudited pro forma information represents a summary of the results of operations as if the acquisition occurred on January 1, 2014 and 2015 and includes certain pro forma adjustments, including amortization of identifiable intangibles from that date (in thousands except earnings per share):

	Year Ended December 31
	2014	2015
Net sales	293,562	364,670
Net income	42,483	58,468
Earnings per share
Basic	0.31	0.42
Diluted	0.31	0.42
Weighted average ordinary shares outstanding (thousand)
Basic	136,164	138,880
Diluted	138,347	140,414

The pro forma results are based on various assumptions and are not necessarily indicative of what would have occurred had the acquisition closed on January 1, 2014 and 2015.